GLOBAL CERTIFICATE OF BENEFICIAL INTEREST
-Evidencing-
Shares of Beneficial Interest
-in-
SPDR Biotech ETF,
a series of streetTRACKS® Series Trust
CUSIP Number: 86330E752

This is to certify that Cede & Co. is the owner and registered holder of this Certificate evidencing the ownership of all of the shares of beneficial interest (the “Shares”), par value $ 0.01 per share, of SPDR Biotech ETF (the “Fund”), a series of streetTRACKS® Series Trust (the “Trust”), a registered open-end investment company organized as a Massachusetts Business Trust under the terms of the Declaration of Trust (the “Declaration of Trust”).

The Fund hereby grants and conveys all of right, title and interest in and to the Shares to the registered holder of this Certificate subject to and in pursuance of the Prospectus, all the terms, conditions and covenants of which are incorporated herein as if fully set forth at length.

The registered holder of this Certificate is entitled at any time upon tender of this Certificate to the Fund, endorsed in blank or accompanied by all necessary instruments of assignment and transfer in proper form, at its Quincy office in the Commonwealth of Massachusetts and, upon payment of any transaction fee disclosed in the Prospectus, any tax or other governmental charges, to receive on or before the seventh calendar day following the day on which such tender is made or, if such calendar day is not a Business Day, on the next succeeding Business Day following such calendar day, the Fund Securities, and any Cash Redemption Amount, each as defined in the Prospectus.

The holder hereof may be required to pay a charge specified in the Prospectus in connection with the issuance, transfer or interchange of this Certificate and any tax or other governmental charge that may be imposed in connection with the transfer, interchange or other surrender of this Certificate.

The holder of this Certificate, by virtue of the purchase and acceptance hereof, assents to and shall be bound by the terms of the Prospectus.

The Fund may deem and treat the person in whose name this Certificate is registered upon the books of the Fund as the owner hereof for all purposes and the Fund shall not be affected by any notice to the contrary.

This Certificate shall not become valid or binding for any purpose until properly executed by the Trust and manually countersigned by the Transfer Agent.

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Trust or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is required by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OF OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co. has an interest herein.

IN WITNESS WHEREOF, the Trust, has caused this Certificate to be manually executed in its name by an authorized officer.

SPDR Biotech ETF, a Series of streetTRACKS® Series Trust

By:	/s/ Scott M. Zoltowski
Scott M. Zoltowski

State Street Bank and Trust Company, as Transfer Agent

By:	/s/ Maura Meehan
Maura Meehan

Date: January 11, 2006

GLOBAL CERTIFICATE OF BENEFICIAL INTEREST
-Evidencing-
Shares of Beneficial Interest
-in-
SPDR Homebuilders ETF,
a series of streetTRACKS® Series Trust
CUSIP Number: 86330E745

This is to certify that Cede & Co. is the owner and registered holder of this Certificate evidencing the ownership of all of the shares of beneficial interest (the “Shares”), par value $ 0.01 per share, of SPDR Homebuilders ETF (the “Fund”), a series of streetTRACKS® Series Trust (the “Trust”), a registered open-end investment company organized as a Massachusetts Business Trust under the terms of the Declaration of Trust (the “Declaration of Trust”).

The Fund hereby grants and conveys all of right, title and interest in and to the Shares to the registered holder of this Certificate subject to and in pursuance of the Prospectus, all the terms, conditions and covenants of which are incorporated herein as if fully set forth at length.

The registered holder of this Certificate is entitled at any time upon tender of this Certificate to the Fund, endorsed in blank or accompanied by all necessary instruments of assignment and transfer in proper form, at its Quincy office in the Commonwealth of Massachusetts and, upon payment of any transaction fee disclosed in the Prospectus, any tax or other governmental charges, to receive on or before the seventh calendar day following the day on which such tender is made or, if such calendar day is not a Business Day, on the next succeeding Business Day following such calendar day, the Fund Securities, and any Cash Redemption Amount, each as defined in the Prospectus.

The holder hereof may be required to pay a charge specified in the Prospectus in connection with the issuance, transfer or interchange of this Certificate and any tax or other governmental charge that may be imposed in connection with the transfer, interchange or other surrender of this Certificate.

The holder of this Certificate, by virtue of the purchase and acceptance hereof, assents to and shall be bound by the terms of the Prospectus.

The Fund may deem and treat the person in whose name this Certificate is registered upon the books of the Fund as the owner hereof for all purposes and the Fund shall not be affected by any notice to the contrary.

This Certificate shall not become valid or binding for any purpose until properly executed by the Trust and manually countersigned by the Transfer Agent.

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Trust or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is required by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OF OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co. has an interest herein.

IN WITNESS WHEREOF, the Trust, has caused this Certificate to be manually executed in its name by an authorized officer.

SPDR Homebuilders ETF, a Series of streetTRACKS® Series Trust

By:	/s/ Scott M. Zoltowski
Scott M. Zoltowski

State Street Bank and Trust Company, as Transfer Agent

By:	/s/ Maura Meehan
Maura Meehan

Date: January 11, 2006

GLOBAL CERTIFICATE OF BENEFICIAL INTEREST
-Evidencing-
Shares of Beneficial Interest
-in-
SPDR Semiconductor ETF,
a series of streetTRACKS® Series Trust
CUSIP Number: 86330E745

This is to certify that Cede & Co. is the owner and registered holder of this Certificate evidencing the ownership of all of the shares of beneficial interest (the “Shares”), par value $ 0.01 per share, of SPDR Semiconductor ETF (the “Fund”), a series of streetTRACKS® Series Trust (the “Trust”), a registered open-end investment company organized as a Massachusetts Business Trust under the terms of the Declaration of Trust (the “Declaration of Trust”).

The Fund hereby grants and conveys all of right, title and interest in and to the Shares to the registered holder of this Certificate subject to and in pursuance of the Prospectus, all the terms, conditions and covenants of which are incorporated herein as if fully set forth at length.

The registered holder of this Certificate is entitled at any time upon tender of this Certificate to the Fund, endorsed in blank or accompanied by all necessary instruments of assignment and transfer in proper form, at its Quincy office in the Commonwealth of Massachusetts and, upon payment of any transaction fee disclosed in the Prospectus, any tax or other governmental charges, to receive on or before the seventh calendar day following the day on which such tender is made or, if such calendar day is not a Business Day, on the next succeeding Business Day following such calendar day, the Fund Securities, and any Cash Redemption Amount, each as defined in the Prospectus.

The holder hereof may be required to pay a charge specified in the Prospectus in connection with the issuance, transfer or interchange of this Certificate and any tax or other governmental charge that may be imposed in connection with the transfer, interchange or other surrender of this Certificate.

The holder of this Certificate, by virtue of the purchase and acceptance hereof, assents to and shall be bound by the terms of the Prospectus.

The Fund may deem and treat the person in whose name this Certificate is registered upon the books of the Fund as the owner hereof for all purposes and the Fund shall not be affected by any notice to the contrary.

This Certificate shall not become valid or binding for any purpose until properly executed by the Trust and manually countersigned by the Transfer Agent.

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Trust or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is required by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OF OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co. has an interest herein.

IN WITNESS WHEREOF, the Trust, has caused this Certificate to be manually executed in its name by an authorized officer.

SPDR Semiconductor ETF, a Series of streetTRACKS® Series Trust

By:	/s/ Scott M. Zoltowski
Scott M. Zoltowski

State Street Bank and Trust Company, as Transfer Agent

By:	/s/ Maura Meehan
Maura Meehan

Date: January 11, 2006